UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
March 17, 2020

ROSS STORES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-14678	94-1390387
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

5130 Hacienda Drive, Dublin, California 94568
(Address of principal executive offices)

Registrant's telephone number, including area code:
(925) 965-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $.01	ROST	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 17, 2020, Ross Stores, Inc. (the “Company”) committed to borrow $800 million in principal amount under its existing $800 million unsecured revolving credit facility. The credit facility used for this borrowing is the Amended and Restated Credit Agreement (the “Credit Facility”), entered into as of July 1, 2019 among the Company, the lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, Wells Fargo Bank, National Association as an L/C Issuer, and JPMorgan Chase Bank, N.A. as an L/C Issuer.

The Company elected to execute this borrowing as a Eurodollar Rate loan (LIBOR). The interest rate for the loan is 1.61175%, which is fixed at the start of the requested term. Interest is payable quarterly, upon any payment of principal, and upon maturity. The maximum initial term for this loan is one year. Payment due on the loan is subject to acceleration upon any event of default.

The Credit Facility is described in Note F of the Notes to Condensed Consolidated Financial Statements included in the Company’s most recent Quarterly Report on Form 10-Q, filed on December 11, 2019, which description is incorporated by reference herein. That description is also qualified by reference to the full text of the Credit Facility, which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed on September 11, 2019.

Item 7.01 Regulation FD Disclosure.

On March 19, 2020, the Company issued a press release providing a business update related to COVID-19, including withdrawing the Company’s first quarter and 2020 full year sales and earnings guidance issued on March 3, 2020, temporarily suspending its stock repurchase program, and drawing down $800 million under its revolving credit facility. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	March 19, 2020 Press Release by Ross Stores, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2020

ROSS STORES, INC
Registrant

By: /s/Ken Jew
Ken Jew
Group Senior Vice President, General Counsel and
Corporate Secretary